Exhibit 99.1

Montana Technologies Announces Second Quarter 2024 Results

Ronan, MT, August 23, 2024 - Montana Technologies Corporation (NASDAQ: AIRJ) (“Montana Technologies” or the “Company”), the developer of the transformational AirJoule® technology for water generation, today announced its second quarter results.

2nd Quarter and Recent Highlights

●	Global MOU Announcements:

o	United Arab Emirates: Announced agreement with TenX Investment (“TenX”) to explore a deployment of AirJoule® units in support of water security and sustainability projects in the United Arab Emirates

o	Australia: Announced agreement with Climate Impact Corporation (“CIC”) to collaborate on solar-powered hydrogen production using AirJoule® technology in Australia

●	Continued advancement towards commercialization of AirJoule® applications in dehumidification and atmospheric water generation

●	Commenced the build-out of a new operations facility in Newark, Delaware to house product engineering and an initial manufacturing line, along with office and meeting space for the expanded business development, engineering, and operations teams

●	Completed $12 million private placement financing from new and existing investors

●	Ended the quarter with $35 million of cash on the balance sheet and sufficient liquidity to support the Company’s operations through expected commercialization in 2026

Executive Commentary

“Montana Technologies is making excellent progress towards commercialization of the AirJoule® technology,” said Matt Jore, Chief Executive Officer of Montana Technologies. “We are excited about our recently announced agreements with TenX and CIC to deploy AirJoule® for water production. These novel applications illustrate the value that AirJoule® can bring to improve water security and efficiency in a variety of use cases.”

Pat Eilers, Executive Chairman of Montana Technologies, added, “With our newly expanded business development and operations teams, we are keenly focused on engaging with prospective customers from myriad industries who recognize the immense value from the industry-leading dehumidification and water production capabilities of AirJoule®.”

Parallel Commercialization Priorities

AirJoule® transforms humid air into dehumidified air and pure distilled water. Through the same technology and process, AirJoule® provides both advanced dehumidification and atmospheric water generation capabilities for use in a variety of customer applications.

Dehumidification

When utilized for moisture removal in an air conditioning system, AirJoule® can provide significant energy efficiency benefits through lower power consumption compared to conventional moisture removal through condensation. The Company is working closely with its HVAC commercialization partners at Carrier Corporation (“Carrier”) on an AirJoule® product with a form factor that can remove moisture for a Carrier light commercial system and reduce power consumption. Ultimately, the Company expects to integrate the AirJoule® technology into a full Carrier system, which would reduce further reduce power consumption, operating expenses, and scope 2 emissions for customers.

Water production

AirJoule®’s atmospheric water harvesting capabilities far exceed the performance of other competing technologies. The Company is engaging with prospective customers on use cases where AirJoule® can reduce costs or improve industrial processes through its advanced water harvesting capacity. Water usage is increasingly an area of focus for businesses in a wide variety of industries, including agriculture, manufacturing, and data centers.

In August 2024, the Company announced two agreements for the deployment of AirJoule® for water production in water-scarce regions of the world:

●	The Company signed a Memorandum of Understanding (“MOU”) with Dubai-based TenX to leverage AirJoule®’s water harvesting capabilities to enhance water security and energy sustainability in the United Arab Emirates. The Company and TenX will explore options to deploy AirJoule® units with initial installations focused on critical infrastructure and community water needs.

●	The Company is collaborating with Australia-based CIC on the development of their solar-powered hydrogen production modules. Using AirJoule® to supply water through atmospheric water harvesting, CIC’s modular hydrogen production units will seek to produce green hydrogen using Australia’s plentiful solar resources. This collaboration is the first step towards deploying AirJoule® to support renewable hydrogen production in the medium term.

Expansion of Business Development and Operations Teams

During the second quarter, the Company expanded its business development and operations teams with the hiring of several key personnel reporting to Bryan Barton, Chief Commercialization Officer of Montana Technologies. These new hires include:

●	Matt Grandbois, VP of Business Development

●	Jonathan Tracy, VP of Operations

●	Kunjan Khambhati, VP of Supply Chain

●	Hao Huang, Senior R&D Leader

●	Bobby Carbonell, Innovation & Project Leader

●	Matt Olsen, Applications Engineering Leader

Initial Manufacturing Facility in Newark, DE

In June, our joint venture with GE Vernova commenced buildout for a 30,000 square foot facility in Newark, DE which will include product engineering and the initial manufacturing line for MOF-coated contactors and pre-production AirJoule® units. The facility also includes administrative space for the recently expanded business development and operations teams. In support of this expansion, the State of Delaware approved a grant for up to $1.0 million to support the development of the facility and the hiring of additional personnel. The initial manufacturing line is expected to be operational in mid-2025.

Private Placement Financing

On June 11, 2024, the Company announced the completion of a private placement financing with new and existing investors, through which it issued approximately 1.2 million shares for gross proceeds of approximately $12 million. The proceeds are being used to support the commercialization of the AirJoule® system.

Quarterly Report on Form 10-Q

Montana Technologies’ financial statements and related footnotes are available in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which was filed with the Securities and Exchange Commission (“SEC”) on August 23, 2024. The financial statements reflect a change in accounting treatment for the Company’s investment in the joint venture with GE Vernova. As described in a Form 8-K filed with the SEC on August 13, 2024, the Company determined, through a consultation process with the SEC, that it should use the equity method to account for its investment in the joint venture. Additionally, the Company has restated its financial statements for the quarter ended March 31, 2024, in a Form 10-Q/A filed with the SEC on August 23, 2024.

Earnings Call Webcast

Montana Technologies has provided investors with an earnings call webcast. Interested parties may view the webcast by visiting the investor section of the Montana Technologies website at www.mt.energy and clicking on the webcast link.

About Montana Technologies Corporation

Montana Technologies Corporation (NASDAQ: AIRJ) is the developer of AirJoule®, an atmospheric thermal energy and water harvesting technology that provides efficient and sustainable air dehumidification and pure water from air. Designed to reduce energy consumption and generate material cost efficiencies, AirJoule® is being commercialized through a joint venture with GE Vernova and through partnerships with Carrier Global Corporation and BASF. For more information, visit  www.mt.energy.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Montana Technologies and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, including any oral statements made in connection therewith, the words “could,” “may,” “will,” “should,” “anticipate,” “believe,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Montana Technologies expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release.

Montana Technologies cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond Montana Technology’s control. These risks include, but are not limited to, our status as an early stage Company with limited operating history, which may make it difficult to evaluate the prospects for our future viability; our initial dependence on revenue generated from a single product; significant barriers we face to deploy our technology; the dependence of our commercialization strategy on our relationships with BASF, CATL, Carrier, GE Vernova, and other third parties history of losses, and the other risks and uncertainties described under the heading “Risk Factors” in our SEC filings including in our Registration Statement (See Risk Factors) on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2024. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Montana Technologies’ SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings.

MONTANA TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30,	December 31,
	2024	2023
Assets
Current assets
Cash	$34,648,611	$375,796
Prepaid expenses and other current assets	1,307,501	126,971
Total current assets	35,956,112	502,767
Operating lease right-of-use asset	162,476	49,536
Property and equipment, net	8,085	3,832
Investment in AirJoule, LLC	342,892,830	—
Total assets	$379,019,503	$556,135

Liabilities and Stockholders’ equity (deficit)
Current liabilities
Accounts payable	$768,438	$2,518,763
Accrued transaction fees	50,000	3,644,100
Other accrued expenses	2,275,904	244,440
Operating lease liability, current	25,368	22,237
True Up Shares liability	422,000	—
Total current liabilities	3,541,710	6,429,540
Earnout Shares liability	48,329,000	—
Subject Vesting Shares liability	12,458,000	—
Operating lease liability, non-current	139,999	27,299
Deferred tax liability	84,487,339	—
Total liabilities	$148,956,048	$6,456,839
Commitments and contingencies (Note 12)
Stockholders’ equity (deficit)
Preferred stock, $0.0001 par value; 25,000,000 authorized shares and 0 shares issued and outstanding as of June 30, 2024 and December 31, 2023	$—	$—
Class A Common stock, $0.0001 par value; 600,000,000 authorized shares and 51,016,028 and 32,731,583 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	5,110	3,274
Class B Common stock, $0.0001 par value; 50,000,000 authorized shares and 4,759,642 shares issued and outstanding as of June 30, 2024 and December 31, 2023	476	476
Additional paid-in capital	52,240,783	11,263,647
Retained earnings (accumulated deficit)	177,817,086	(17,168,101)
Total stockholders’ equity (deficit)	230,063,455	(5,900,704)
Total liabilities and stockholders’ equity (deficit)	$379,019,503	$556,135

MONTANA TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Costs and expenses:
General and administrative	$3,211,205	$1,813,014	$4,024,444	$2,031,189
Research and development	1,050,804	1,099,143	1,896,961	1,704,087
Sales and marketing	74,841	128,153	112,566	138,576
Transaction costs incurred in connection with business combination	—	—	54,693,103	—
Depreciation and amortization	1,216	1,085	2,301	2,170
Loss from operations	(4,338,066)	(3,041,395)	(60,729,375)	(3,876,022)

Other income, net:
Interest income	216,480	3,551	242,626	3,551
Gain on contribution to AirJoule, LLC	—	—	333,500,000	—
Equity loss from investment in AirJoule, LLC	(580,788)	—	(607,170)	—
Change in fair value of Earnout Shares liability	13,064,000	—	5,392,000	—
Change in fair value of True Up Shares liability	(136,000)	—	133,000	—
Change in fair value of Subject Vesting Shares	1,759,000	—	(666,000)	—
Gain on settlement of legal fees	2,207,445	—	2,207,445	—
Total other income (expenses), net	16,530,137	3,551	340,201,901	3,551

Income (loss) before income taxes	12,192,071	(3,037,844)	279,472,526	(3,872,471)
Income tax benefit (expense)	1,237,824	—	(84,487,339)	—
Net income (loss)	$13,429,895	$(3,037,844)	$194,985,187	$(3,872,471)

Weighted average Class A common stock outstanding, basic	49,560,529	32,667,171	43,357,928	32,633,380
Basic net income (loss) per share, Class A common stock	$0.25	$(0.08)	$4.05	$(0.10)

Weighted average Class A common stock outstanding, diluted	51,358,716	32,667,171	44,995,234	32,633,380
Diluted net income (loss), per share, Class A common stock	$0.24	(0.08)	$3.92	$(0.10)

Weighted average Class B common stock outstanding, basic and diluted	4,759,642	4,759,642	4,759,642	4,759,642
Basic net income (loss) per share, Class B common stock	$0.25	$(0.08)	$4.05	$(0.10)

Diluted net income (loss) per share, Class B common stock	$0.24	(0.08)	$3.92	(0.10)

MONTANA TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Six Months Ended June 30,
	2024	2023
Cash Flows from Operating Activities
Net income (loss)	$194,985,187	$(3,872,471)
Adjustment to reconcile net income (loss) to cash used in operating activities:
Depreciation and amortization	2,301	2,170
Deferred tax expense	84,487,339	—
Amortization of operating lease right-of-use assets	59,709	10,483
Change in fair value of Earnout Shares liability	(5,392,000)	—
Change in fair value of True Up Shares liability	(133,000)	—
Change in fair value of Subject Vesting Shares liability	666,000	—
Gain on contribution to AirJoule, LLC	(333,500,000)	—
Equity loss from investment in AirJoule, LLC	607,170	—
Non-cash transaction costs in connection with business combination	53,721,000	—
Gain on settlement of legal fees	(2,207,445)	—
Share-based compensation	150,519	52,000
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(806,153)	(100,733)
Operating lease liabilities	(56,818)	(10,483)
Accounts payable	(3,157,317)	121,883
Due to related party	(1,440,000)	—
Accrued expenses, accrued transaction costs and other liabilities	(5,563,053)	1,940,339
Net cash used in operating activities	(17,576,561)	(1,856,812)

Cash Flows from Investing Activities
Purchases of fixed assets	(6,554)	(96,025)
Investment in AirJoule, LLC	(10,000,000)	—
Net cash used in investing activities	(10,006,554)	(96,025)

Cash Flows from Financing Activities
Proceeds from the exercise of warrants	45,760	8,580
Proceeds from the exercise of options	60,170	—
Proceeds from the issuance of common stock pursuant to subscription agreements	61,750,000	—
Issuance of preferred units	—	255,861
Net cash provided by financing activities	61,855,930	264,441
Net increase (decrease) in cash	34,272,815	(1,688,396)
Cash, beginning of period	375,796	5,211,486
Cash, end of the period	$34,648,611	$3,523,090

Supplemental Non-Cash investing and financing activities:
Initial recognition of True Up Shares liability	$555,000	$—
Initial recognition of Subject Vesting Shares liability	$11,792,000	$—
Initial recognition of ROU asset and operating lease liability	$172,649	$—
Liabilities combined in recapitalization, net	$8,680,477	$—
Contribution to AirJoule, LLC of license to technology	$333,500,000	$—

Supplemental Cash flow information:
Taxes paid	$—	$—

Contacts

Investor Relations:

Tom Divine – Vice President, Investor Relations and Finance

investors@mt.energy

Media:

media@mt.energy